Supplement dated November 4, 2016 to the

PNC Funds Statement of Additional Information (“SAI”)

dated September 28, 2016

PNC Multi-Factor Small Cap Growth Fund

On November 4, 2016, PNC Funds held a special meeting of shareholders (“Special Meeting”) of PNC Multi-Factor Small Cap Growth Fund (the “Fund”) following the adjournment of a joint special meeting of shareholders of PNC Funds to consider certain proposals with respect to the Fund. As a result of the Special Meeting, the following information as presented in the SAI is hereby changed:

With respect to the section captioned “INVESTMENT LIMITATIONS AND RESTRICTIONS” shareholders approved amendments to PNC Multi-Factor Small Cap Growth Fund’s fundamental investment limitations No. 2 on lending and No. 3 on borrowing.

With respect PNC Multi-Factor Small Cap Growth Fund, the fundamental investment limitations on lending and borrowing are hereby deleted and restated as follows:

2.              Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

3.              Each Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-PCA-1116